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Exhibit 99.1

Enviva Partners, LP Announces Launch of $300 Million Offering of Senior Notes

        BETHESDA, MD, October 17, 2016—Enviva Partners, LP (NYSE: EVA) (the "Partnership" or "we") today announced that, subject to market conditions, it intends to offer, with its wholly-owned subsidiary Enviva Partners Finance Corp., $300 million in aggregate principal amount of senior unsecured notes due 2021 in a private placement to eligible purchasers.

        The gross proceeds from the offering will be deposited into an escrow account pending completion of the proposed acquisition of the entity which owns a wood pellet production plant in Sampson County, North Carolina, a ten-year, 420,000 metric ton per year ("MTPY") off-take contract with an affiliate of DONG Energy, a 15-year 95,000 MTPY off-take contract with a joint venture between our sponsor and affiliates of John Hancock Life Insurance Company, and a third-party shipping contract (collectively, the "Sampson Acquisition").

        If the Sampson Acquisition is completed, we expect to use a portion of the net proceeds from the offering, together with cash on hand and net proceeds or other consideration from any issuances of additional equity, to fund the consideration payable by us in connection with the Sampson Acquisition. The remainder of the net proceeds from the offering will be used to repay certain outstanding term loan indebtedness under our credit facilities. We are considering the issuance of up to approximately $30 million of equity in connection with the Sampson Acquisition, potentially under our existing at-the-market equity offering, as partial consideration for the Sampson Acquisition, or by other methods. Any such offering will be subject to market conditions and may not be consummated in advance of the Sampson Acquisition or at all. This offering of the notes, and the release of the proceeds from escrow in connection with the closing of the Transactions, is not conditioned on any such equity offering.

        Although we expect to enter into a definitive agreement in respect of the Sampson Acquisition, there can be no assurance that the Sampson Acquisition will be completed. If the Sampson Acquisition is not completed on or prior to January 31, 2017, or if we earlier determine that the escrow release conditions will not be met on or prior to January 31, 2017, the notes will be subject to special mandatory redemption at a redemption price payable in cash equal to 100.0% of the initial issue price of the notes, plus accrued and unpaid interest to the mandatory redemption date.

        The notes have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or under the securities laws of any other jurisdiction. Unless they are registered, the notes may be offered only in transactions that are exempt from registration under the Securities Act and applicable state securities laws. The notes are offered only to qualified institutional buyers under Rule 144A and to persons outside the United States under Regulation S of the Securities Act. The notes will not be listed on any securities exchange or automated quotation system.

        This press release does not constitute an offer to sell or a solicitation of an offer to buy the securities described herein, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. The offering may be made only by means of an offering memorandum.

About Enviva Partners, LP

        Enviva Partners, LP (NYSE: EVA) is a publicly traded master limited partnership that aggregates a natural resource, wood fiber, and processes it into a transportable form, wood pellets. The

Partnership sells a significant majority of its wood pellets through long-term, take-or-pay agreements with creditworthy customers in the United Kingdom and Europe. The Partnership owns and operates six plants in Southampton County, Virginia; Northampton County and Ahoskie, North Carolina; Amory and Wiggins, Mississippi; and Cottondale, Florida. We have a combined production capacity of approximately 2.3 million metric tons of wood pellets per year. In addition, the Partnership owns a deep-water marine terminal at the Port of Chesapeake, Virginia, which is used to export wood pellets. Enviva Partners also exports pellets through the ports of Mobile, Alabama and Panama City, Florida.

Cautionary Note Concerning Forward-Looking Statements

        Certain statements and information in this press release, including those concerning our future results of operations, acquisition opportunities, and distributions, may constitute "forward-looking statements." The words "believe," "expect," "anticipate," "plan," "intend," "foresee," "should," "would," "could," or other similar expressions are intended to identify forward-looking statements, which are generally not historical in nature. These forward-looking statements are based on the Partnership's current expectations and beliefs concerning future developments and their potential effect on the Partnership. Although management believes that these forward-looking statements are reasonable when made, there can be no assurance that future developments affecting the Partnership will be those that it anticipates. The forward-looking statements involve significant risks and uncertainties (some of which are beyond the Partnership's control) and assumptions that could cause actual results to differ materially from the Partnership's historical experience and its present expectations or projections. Important factors that could cause actual results to differ materially from forward-looking statements include, but are not limited to: (i) the amount of products that the Partnership is able to produce, which could be adversely affected by, among other things, operating difficulties; (ii) the volume of products that the Partnership is able to sell; (iii) the price at which the Partnership is able to sell products; (iv) changes in the price and availability of natural gas, coal, or other sources of energy; (v) changes in prevailing economic conditions; (vi) our ability to successfully negotiate and complete the acquisition of the Sampson plant and associated contracts (the "Sampson Acquisition"), integrate the Sampson plant into our existing operations, and realize the anticipated benefits of the Sampson Acquisition; (vii) the Partnership's ability to complete acquisitions, including acquisitions from its sponsor; (viii) unanticipated ground, grade, or water conditions; (ix) inclement or hazardous weather conditions, including extreme precipitation, temperatures, and flooding; (x) environmental hazards; (xi) fires, explosions, or other accidents; (xii) changes in domestic and foreign laws and regulations (or the interpretation thereof) related to renewable or low-carbon energy, the forestry products industry, or power generators; (xiii) inability to acquire or maintain necessary permits; (xiv) inability to obtain necessary production equipment or replacement parts; (xv) technical difficulties or failures; (xvi) labor disputes; (xvii) late delivery of raw materials; (xviii) inability of the Partnership's customers to take delivery or their rejection of delivery of products; (xix) failure of the Partnership's customers to pay or perform their contractual obligations to the Partnership; (xx) changes in the price and availability of transportation; and (xxi) the Partnership's ability to borrow funds and access capital markets.

        For additional information regarding known material factors that could cause the Partnership's actual results to differ from projected results, please read its filings with the Securities and Exchange Commission (the "SEC"), including the Annual Report on Form 10-K and the Quarterly Reports on Form 10-Q most recently filed with the SEC. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date thereof. The Partnership undertakes no obligation to publicly update or revise any forward-looking statements after the date they are made, whether as a result of new information, future events, or otherwise.

Investor Contact:

Raymond Kaszuba
(240) 482-3856
ir@envivapartners.com

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  Exhibit 99.1